NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Global High Yield Fund	Nationwide GQG US Quality Equity Fund
Nationwide Amundi Strategic Income Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bailard Cognitive Value Fund	Nationwide International Index Fund
Nationwide Bailard International Equities Fund	Nationwide International Small Cap Fund
Nationwide Bailard Technology & Science Fund	Nationwide Janus Henderson Overseas Fund
Nationwide BNY Mellon Core Plus Bond ESG Fund	(formerly, Nationwide AllianzGI International
Nationwide BNY Mellon Dynamic U.S. Core Fund	Growth Fund)
Nationwide BNY Mellon Dynamic U.S. Equity	Nationwide Loomis All Cap Growth Fund
Income Fund (formerly, Nationwide BNY Mellon	Nationwide Loomis Core Bond Fund
Disciplined Value Fund)	Nationwide Loomis Short Term Bond Fund
Nationwide Bond Fund	Nationwide Mid Cap Market Index Fund
Nationwide Bond Index Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Fund	Nationwide S&P 500 Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Small Cap Index Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Small Company Growth Fund
Nationwide Global Sustainable Equity Fund	Nationwide WCM Focused Small Cap Fund
Nationwide Government Money Market Fund

Supplement dated November 8, 2023
to the Statement of Additional Information (“SAI”) dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide GQG US Quality Equity Fund

Effective immediately, the following replaces the information under subsection “Potential Conflicts of Interest – GQG Partners LLC (“GQG”)” under the heading “Appendix C – Portfolio Managers”:

GQG’s portfolio managers are also responsible for managing other account portfolios in addition to the fund, including account portfolios in which they and/or other employees of GQG have an ownership interest.
The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with the management of the fund’s investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the fund and other accounts presents a variety of potential conflicts of interests. For example, a portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.
In some cases, another account managed by a portfolio manager may compensate GQG based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for GQG to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. GQG has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equitably.
Another potential conflict could arise in instances in which securities considered as investments for the fund are also appropriate investments for other investment accounts managed by GQG. When a decision is made to buy or sell a security for the fund and one or more of the other accounts, GQG may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, GQG employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. GQG has implemented specific policies and procedures to address any potential conflicts.
GQG may invest in securities of companies issued by broker-dealers (or their affiliates) used by GQG to effect transactions for client accounts, including the fund.  In addition, from time to time, GQG directs trades to broker-dealers that are clients of GQG (or are affiliated with clients of GQG) that provide investment banking or other financial services to GQG (or are affiliated with companies that provide such services) and/or that sponsor pooled vehicles to which GQG provides investment advisory services (or are affiliated with such sponsors).  These various business relationships with other companies give rise to rise to conflicts of interest and incentives to favor the interests of these companies when GQG provides services to the fund and its other clients.  GQG has adopted policies and procedures that are designed to address such conflicts of interest to help ensure that it acts in a manner that is consistent with its fiduciary obligations to all clients.

Subject to its duty to seek best execution, GQG often selects broker-dealers that furnish GQG with proprietary and/or third-party research and brokerage services (collectively, “Services”) that provide, in GQG’s view, appropriate assistance in the investment decision-making process.  These Services may be bundled with the trade execution, clearing, or settlement services provided by a particular broker-dealer and/or, subject to applicable law, GQG may pay for such Services with client commissions (or “soft dollars”).  Services received by GQG may include, for example, proprietary and third-party research reports on markets, companies, industries and securities, access to broker-dealer analysts and issuer representatives, and trading software to route orders to market centers.  As result, the Fund may pay a commission that is higher than the commission another qualified broker-dealer might charge to effect the same transaction. Use of soft dollars may create a conflict of interest in executing trades for client accounts. Services may be used in servicing any or all of GQG’s clients, and may benefit certain accounts more than others. GQG receives such Services in a manner consistent with the “safe harbor” requirements of Section 28(e) of the Securities Exchange Act of 1934 and has adopted policies and procedures to mitigate conflicts.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE